Exhibit 10.47.1

                       REVOLVING LINE OF CREDIT AGREEMENT

      REVOLVING LINE OF CREDIT AGREEMENT (this "Agreement"), dated as of October 17, 2007, between CHUGACH ELECTRIC ASSOCIATION, INC. ("Borrower"), an electric cooperative organized and existing under the laws of the State of Alaska, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a cooperative association organized and existing under the laws of the District of Columbia.

                                    RECITALS

      WHEREAS, the Borrower has applied to CFC for a line of credit for the purposes set forth in Schedule 1 hereto, and CFC is willing to extend such a line of credit to the Borrower on the terms and conditions stated herein.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree and bind themselves as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 For purposes of this Agreement, the following capitalized terms shall have the following meanings (such definitions to be equally applicable to the singular and the plural form thereof).

      "Advance" shall mean each advance of funds by CFC to Borrower pursuant to the terms and conditions of this Agreement.

      "Average TIER Ratio" shall mean the average of the Borrower's two highest annual TIER Ratios during the most recent three calendar years.

      "Business Day" shall mean any day that both CFC and the depository institution CFC utilizes for funds transfers hereunder are open for business.

      "CFC Commitment" shall have the meaning as defined in Schedule 1 hereto.

      "CFC Line of Credit Rate" shall mean the rate published by CFC from time to time, by electronic or other means, for similarly classified lines of credit, but if not published, then the rate determined for such lines of credit by CFC from time to time.

      "Default Rate" shall mean a rate per annum equal to the interest rate in effect for an Advance plus three hundred basis points.

      "Effective Date" shall mean the date designated as such by CFC on the signature page hereof.

      "Event of Default" shall have the meaning as described in Article VI hereof.

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      "GAAP" shall  mean generally accepted  accounting  principles set forth in the opinions  and  pronouncements  of the  Accounting  Principles  Board and the
American   Institute  of  Certified   Public   Accountants  and  statements  and
pronouncements of the Financial Accounting Standards Board.

      "Governmental Authority" shall mean the government of the United States of America, any other nation or government, any state or other political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Lien" shall mean any statutory or common law consensual or non-consensual mortgage, pledge, security interest, encumbrance, lien, right of set off, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code.

      "Line of  Credit"  shall  mean the line of credit  extended  by CFC to the
Borrower,   pursuant  to  this  Agreement,  in  an  aggregate  principal  amount outstanding at any time not to exceed the CFC Commitment.

      "Loan Documents" shall mean this Agreement and all other documents or instruments executed, delivered or executed and delivered by the Borrower and evidencing, securing, governing or otherwise pertaining to the Line of Credit.

      "Maturity Date" shall mean the date set forth in Schedule 1 hereto.

      "Obligations" shall mean any and all liabilities, obligations or indebtedness owing by the Borrower to CFC, of any kind or description, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

      "Payment Date" shall mean the last day of March, June, September and December.

      "Person" shall mean natural persons, cooperatives, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, associations, companies, trusts or other organizations, irrespective of whether they are legal entities, and Governmental Authorities.

      "Times Interest Earned Ratio ("TIER")" shall mean the ratio determined as follows: for each calendar year: (A) add (i) patronage capital or margins of the Borrower, (ii) Interest Expense on Total Long-Term Debt of the Borrower and
(iii) the amount of any expenses or provisions for any non-recurring charge to income or margins (including without limitation the recognition of expense due to non-recoverability of assets or expenses and the accelerated portion of the amortization of any deferred charges or regulatory assets carried on the books of the company) that have been deducted in arriving at margins; and (B) divide the total so obtained by Interest Expense on Total Long-Term Debt of the Borrower.

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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      Section 2.01 The Borrower represents and warrants to CFC that as of the date of this Agreement:

      A. Good Standing. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing in those states in which it is required to be qualified to conduct its business.

      B. Authority; Validity. The Borrower has the power and authority to enter into this Agreement; to make the borrowing hereunder; to execute and deliver all documents and instruments required hereunder and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary and proper action; and no consent or approval of any Person, including, as applicable and without limitation, members of the Borrower, which has not been obtained is required as a condition to the validity or enforceability hereof or thereof.

This Agreement is, and when fully executed and delivered will be, legal, valid and binding upon the Borrower and enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity.

      C. No Conflicting Agreements. The execution and delivery of the Loan Documents and performance by the Borrower of the obligations thereunder, and the transactions contemplated hereby or thereby, will not: (i) violate any provision of law, any order, rule or regulation of any court or other agency of government, any award of any arbitrator, the articles of incorporation or by-laws of the Borrower, or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it or any of its property is bound; or (ii) be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such award, indenture, contract, agreement, mortgage, deed of trust or other instrument, or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower.

The Borrower is not in default in any material respect under any agreement or instrument to which it is a party or by which it is bound and no event or condition exists which constitutes a default, or with the giving of notice or lapse of time, or both, would constitute a default under any such agreement or instrument.

      D. Taxes. The Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed and has paid or caused to be paid all federal, state and local taxes, assessments, and governmental charges and levies thereon, including interest and penalties to the extent that such taxes, assessments, and governmental charges and levies have become due, except for such taxes, assessments, and governmental charges and levies which the Borrower is contesting in good faith by appropriate proceedings for which adequate reserves have been set aside.

      E. Licenses and Permits. The Borrower has duly obtained and now holds all licenses, permits, certifications, approvals and the like necessary to own and operate its

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property and business  that are required by  Governmental  Authorities  and each remains valid and in full force and effect.

      F. Litigation. There are no outstanding judgments, suits, claims, actions or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its properties which, if adversely determined, either individually or collectively, would have a material adverse effect upon the business, operations, prospects, assets, liabilities or financial condition of the Borrower. The Borrower is not, to the Borrower's knowledge, in default or violation with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority which would have a material adverse effect upon the business, operations, prospects, assets, liabilities or financial condition of the Borrower.

      G. Financial Statements. The Borrower has heretofore furnished to CFC complete and correct copies of the balance sheet of the Borrower as at the date identified in Schedule 1 hereto, the statement of operations of the Borrower for the period ending on said date, and the interim financial statements of the Borrower. Said balance sheet fairly presents the financial condition of the Borrower as at said date and said statement of operations fairly reflects its operations for the period ending on said date. The Borrower has no contingent obligations or extraordinary forward or long-term commitments except as specifically stated in said balance sheet or herein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes disclosed in writing to CFC prior to the date hereof.

      H. Required Approvals. No license, consent or approval of any Governmental Authority is required to enable the Borrower to enter into this Agreement, or to perform any of its Obligations provided for in such documents, including without limitation (and if applicable), that of any state public utilities commission, any state public service commission, and the Federal Energy Regulatory Commission, except for licenses, consents or approvals of the Governmental Authorities disclosed in Schedule 1 hereto, all of which Borrower has obtained prior to the date hereof.

      I. Compliance With Laws. The Borrower is in compliance, in all material respects, with all applicable requirements of law and all applicable rules and regulations of each Governmental Authority whose violation would have a material adverse effect upon the business, operations, prospects, assets, liabilities or financial condition of the Borrower.

      J. Disclosure. To the Borrower's knowledge, information and belief, neither this Agreement nor any document, certificate or financial statement furnished to CFC by or on behalf of the Borrower in connection herewith (all such documents, certificates and financial statements, taken as a whole), when considered together with the reports filed by the Borrower under the Securities Exchange Act of 1934, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading.

                                   ARTICLE III

                                  CREDIT TERMS

      Section 3.01 Advances. CFC agrees to advance funds to the Borrower pursuant to the terms and conditions hereof, provided, however, that the principal amount at any time outstanding under this Agreement shall not exceed the CFC Commitment. The Borrower may borrow, repay and reborrow funds at any time or from time up to, but not including, the Maturity Date, at which time all principal amounts outstanding, and accrued, but unpaid interest thereon, shall be due and payable in full.

      Section 3.02 Payment and Interest Rate. The Line of Credit shall be payable and bear interest as follows:

      A. Interest Rate and Payment. The Borrower unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced hereunder from the date of each Advance and to repay all amounts advanced hereunder with interest on the Maturity Date, if not sooner paid. Interest shall be due and payable on each Payment Date. CFC shall send a payment notice to the Borrower at least five days prior to the due date of any interest payment, provided, however, that CFC's failure to send a payment notice shall not constitute a waiver by CFC or be deemed to relieve the Borrower of its obligation to make payments as and when due as provided for herein. All amounts shall be payable at CFC's main office at 2201 Cooperative Way, Herndon, Virginia 20171-3025 or at such other location as designated by CFC from time to time. The interest rate on all Advances will be equal to the CFC Line of Credit Rate in effect from time to time, which shall not exceed the Prevailing Bank Prime Rate (as defined herein), plus one percent per annum. Interest will be computed on the basis of a 365 day year for the actual number of days that any Advance is outstanding. The effective date of an interest rate adjustment will be determined from time to time by CFC, provided that no such adjustment may be effective on a date other than the first or sixteenth day of any month, and any such adjustment shall remain in effect until any subsequent change in the interest rate occurs.

The "Prevailing Bank Prime Rate" is that bank prime rate published in the "Money Rates" column of the eastern edition of The Wall Street Journal on the publication day immediately preceding the day on which an adjustment in the interest rate hereof shall become effective. If The Wall Street Journal shall cease publishing the Prevailing Bank Prime Rate, the Prevailing Bank Prime Rate shall be determined by CFC by reference to another publication reporting bank prime rates in a similar manner.

      B. Application of Payments. Each payment shall be applied to the Obligations, first to any fees, costs, expenses or charges other than interest or principal then due on the Borrower's indebtedness to CFC, second to interest accrued and the balance to principal.

      Section 3.03 Paydown Requirement. For each 12-month period while this Agreement is in effect, Borrower shall, for a period of at least five consecutive business days, pay down the entire outstanding principal balance on this line of credit ("Paydown"). Borrower shall make the initial Paydown within 360 days of the first Advance hereunder, and shall make each subsequent Paydown within 360 days of the date of the first Advance following each Paydown.

      Section 3.04 Limitation on Advances. While an Advance is outstanding, CFC reserves the right to limit further Advances if the sum of (a) all Advances outstanding, (b) the amount of any further Advance requested, and (c) the total amount of Borrower's other unsecured outstanding obligations to repay borrowed money (excluding trade payables), would exceed the CFC Commitment. CFC may in its sole discretion decline to make any Advance during any period when the Borrower is in default hereunder.

      Section 3.05 Mandatory Prepayment. If there is a change in the Borrower's corporate structure (including without limitation by merger, consolidation, conversion or acquisition, except where the purchaser, successor or resulting entity meets the conditions described in paragraph 7(a) of Schedule 1 hereto), then upon the effective date of such change, (a) the Borrower shall no longer have the ability to request, and CFC shall have no obligation to make, Advances hereunder and (b) the Borrower shall repay the outstanding principal balance of all Obligations, together with any accrued but unpaid interest thereon, any unpaid costs or expenses provided for herein, and upon repayment thereof, this Agreement shall automatically terminate without further action by either Borrower or CFC.

Notwithstanding the foregoing, Borrower shall retain the ability to request, and CFC shall retain the obligation to make, Advances hereunder and no prepayment shall be required under this Section 3.05 if, after giving effect to such change, Borrower, or its successor in interest, is engaged in the furnishing of electric utility services to its members and patrons for their use as ultimate consumers and is organized as a cooperative, nonprofit corporation, public utility district, municipality, or other public governmental body.

      Section 3.06 Termination and Cancellation of Existing Agreement. Borrower agrees that its existing line of credit No. AK008-R-5101 with CFC and any agreement(s) relating thereto shall be terminated and any outstanding principal, interest and other amounts outstanding thereunder shall be transferred to the line of credit established pursuant to this Agreement and deemed an Advance hereunder.

      Section 3.07 Default Rate. If Borrower defaults on its obligation to make a payment due hereunder by the applicable Payment Date, and such default continues for thirty days thereafter, then beginning on the thirty-first day after the Payment Date and for so long as such default continues, Advances shall bear interest at the Default Rate.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

      Section 4.01 The obligation of CFC to make any Advance hereunder is subject to satisfaction of the following conditions in form and substance satisfactory to CFC:

      A. RESERVED.

      B. Documents. CFC shall have been furnished with (i) the executed Loan Documents, (ii) certified copies of all such organizational documents and proceedings of the Borrower authorizing the transactions hereby contemplated as CFC shall require, and (iii) all other such documents as CFC may reasonably request.

      C. Government Approvals. The Borrower shall have furnished to CFC true and correct copies of all certificates, authorizations, consents, permits and licenses from Governmental Authorities necessary for the execution or delivery of the Loan Documents or performance by the Borrower of the obligations thereunder.

      D. Representations and Warranties. The representations and warranties contained in Article II shall be true on the date of the making of each Advance hereunder with the same effect as though such representations and warranties had been made on such date; no Event of Default and no event which, with the lapse of time or the notice and lapse of time would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to each Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the opinion of CFC materially and adversely affects the Borrower's ability to perform its obligations hereunder.

      E. Requisitions. Borrower will requisition each Advance by submitting its requisition to CFC in form and substance satisfactory to CFC no later than 12:00 noon local time at CFC's offices in Herndon, Virginia on the Business Day prior to the Business Day Borrower seeks to have funds advanced.

CFC may require the Borrower to submit such additional information as it may reasonably require prior to funding the Advance request.

      F. Special Conditions. CFC shall be fully satisfied that the Borrower has complied with all special conditions identified in Schedule 1 hereto.

                                    ARTICLE V

                                    COVENANTS

      Section 5.01 The Borrower covenants and agrees with CFC that until payment in full of the Line of Credit and performance of all obligations of the Borrower hereunder:

      A. Use of Proceeds. The Borrower shall use the proceeds of this Line of Credit solely for the purposes identified on Schedule 1 hereto.

      B. Notice. The Borrower shall promptly notify CFC in writing of:

            (i) any material adverse change in the business, operations, prospects, assets, liabilities or financial condition of the Borrower or its subsidiaries;

            (ii) the institution or threat of any litigation or administrative proceeding of any nature involving the Borrower or any
                  subsidiary  which  could   materially   affect  the  business,
                  operations, prospects, assets, liabilities or financial condition of the Borrower or any subsidiary;

            (iii) the occurrence of an Event of Default hereunder,  or any event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

      C. Default Notices. Upon receipt of any notices with respect to a default by the Borrower or any subsidiary under the terms of any evidence of any indebtedness with parties other than CFC or of any loan agreement, mortgage or other agreement relating thereto, the Borrower shall, and shall cause each subsidiary to, deliver copies of such notice to CFC.

      D. Financial Books; Financial Reports; Right of Inspection. The Borrower will at all times keep, and safely preserve, proper books, records and accounts in which full and true entries will be made of all of the dealings, business and affairs of the Borrower, in accordance with GAAP. The Borrower will cause to be prepared and furnished to CFC within one hundred twenty (120) days of the end of each of the Borrower's fiscal years during the term hereof, a full and complete consolidated and consolidating report of its financial condition and of its operations as of the end of such fiscal year, audited and certified by independent certified public accountants nationally recognized or otherwise satisfactory to CFC and accompanied by a report of such audit in form and substance satisfactory to CFC, including without limitation a consolidated and consolidating balance sheet and the related consolidated and consolidating statements of income and cash flow. CFC, through its representatives, shall at all times during reasonable business hours and upon prior notice have access to, and the right to inspect and make copies of, any or all books, records and accounts, and any or all invoices, contracts, leases, payrolls, canceled checks, statements and other documents and papers of every kind belonging to or in the possession of the Borrower or in anyway pertaining to its property or business.

      E. Compliance With Laws. The Borrower and each Subsidiary shall remain in compliance, in all material respects, with all applicable requirements of law and applicable rules and regulations of each Governmental Authority whose violation would have a material adverse effect upon the business, operations, prospects, assets, liabilities or financial condition of the Borrower.

      F. Taxes. The Borrower shall pay, or cause to be paid all taxes, assessments or governmental charges lawfully levied or imposed on or against it and its properties prior to the time they become delinquent, except for any taxes, assessments or charges that are being contested in good faith and with respect to which adequate reserves as determined in good faith by Borrower have been established and are being maintained.

      G. Special Covenants. The Borrower will comply with any special covenants identified in Schedule 1 hereto.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

      Section  6.01 The  following  shall be  "Events  of  Default"  under  this
Agreement:

      A. Representations and Warranties. Any representation or warranty made by the Borrower herein, or in any of the other Loan Documents, or in any certificate or financial statement furnished to CFC hereunder or under any of the other Loan Documents shall prove to be false or misleading in any material respect.

      B. Payment. The Borrower shall fail to pay (whether upon stated maturity, by acceleration, or otherwise) any principal, interest, premium (if any) or other amount payable under the Line of Credit within five (5) Business Days after the due date thereof.

      C. Other Covenants.

         (i) No Grace Period. Failure of the Borrower to observe or perform any covenant or agreement contained in Sections 5.01.A, 5.01.C, 5.01.D, or 5.01.G, of this Agreement.

         (ii) Thirty Day Grace Period. Failure of the Borrower to observe or perform any other covenant or agreement contained in this Agreement or any of the other Loan Documents, which shall remain unremedied for thirty (30) calendar days after written notice thereof shall have been given to the Borrower by CFC.

      D. Legal Existence, Permits and Licenses. The Borrower shall forfeit or otherwise be deprived of (i) its authority to conduct business in the jurisdiction in which it is organized or in any other jurisdiction where such authority is required in order for the Borrower to conduct its business in such jurisdiction or (ii) permits, easements, consents or licenses required to carry on any material portion of its business.

      E. Other CFC Obligations. The Borrower shall be in breach or default of any other Obligation, which breach or default continues uncured beyond the expiration of any applicable grace period.

      F. Other Obligations. The Borrower shall (i) fail to make any payment of any principal, premium or any other amount due or interest on any indebtedness (other than trade payables arising in the ordinary course of business of the Borrower) with parties other than CFC which shall remain unpaid beyond the expiration of any applicable grace period, or (ii) be in breach or default with respect to any other term of any evidence of any other indebtedness exceeding $500,000.00 with parties other than CFC or of any loan agreement, mortgage or other agreement relating thereto which breach or default continues uncured beyond the expiration of any applicable grace period, if the effect of such failure, default or breach is to cause the holder or holders of that indebtedness to cause that indebtedness to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both or otherwise).

      G. Involuntary Bankruptcy. An involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such involuntary case or other proceeding shall continue without dismissal or stay for a period of sixty (60) days; or an order for relief shall be entered against the Borrower under the federal bankruptcy laws or applicable state law as now or hereafter in effect.

      H. Insolvency. The Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to, or be generally unable to, pay its debts as they become due, or shall take any action to authorize any of the foregoing.

      I. Dissolution or Liquidation. Other than as provided in subsection H. above, the dissolution or liquidation of the Borrower, or failure by the Borrower promptly to forestall or remove any execution, garnishment or attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within sixty (60) days.

      J. Material Adverse Change. Any adverse change in the business or condition, financial or otherwise, of the Borrower or any subsidiary that would materially impair the ability of the Borrower to perform its obligations under the Loan Documents.

      K. Monetary Judgment. The Borrower shall suffer any money judgment not covered by insurance, writ or warrant of attachment or similar process involving an amount in excess of $500,000 and shall not discharge, vacate, bond or stay the same within a period of sixty (60) days.

      L. Nonmonetary Judgment. One or more nonmonetary judgments or orders (including, without limitation, injunctions, writs or warrants of attachment, garnishment, execution, distraint, replevin or similar process) shall be rendered against the Borrower that, either individually or in the aggregate, could reasonably be expected to have a material adverse effect upon the business, operations, prospects, assets, liabilities or financial condition of the Borrower.

                                   ARTICLE VII

                                    REMEDIES

      Section 7.01 If any of the Events of Default listed in Section 6 hereof shall occur after the date of this Agreement and shall not have been remedied within the applicable grace periods specified therein, then CFC may:

      (a)   Cease making Advances hereunder;

      (b) Declare all unpaid principal outstanding on the Line of Credit, all accrued and unpaid interest thereon, and all other Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

      (c) Exercise rights of setoff or recoupment and apply any and all amounts held, or hereby held, by CFC or owed to the Borrower or for the credit or account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing hereunder or under the Line of Credit, including, but not limited to, patronage capital allocations and retirements, money due to Borrower from equity certificates purchased from CFC, and any membership or other fees that would otherwise be returned to Borrower. The rights of CFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which CFC may have. The Borrower waives all rights of setoff, deduction, recoupment or counterclaim;

      (d) Pursue all rights and remedies available to CFC at law or in equity, including, but not limited to, a suit for specific performance, injunctive relief or damages;

Nothing herein shall limit the right of CFC to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default. Each right, power and remedy of CFC shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver of any other right, power or remedy.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      Section 8.01 Notices. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given or made in writing (including, without limitation, by telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. All such communications shall be deemed to have been duly given (a) when personally delivered including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by telecopy, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above in each case given or addressed as provided for herein. The Address for Notices of each of the respective parties is as follows:

                          National Rural Utilities Cooperative Finance
                            Corporation
                          2201 Cooperative Way
                          Herndon, Virginia 20171-3025
                          Attention: Senior Vice President - Member Services Fax # 703-709-6776

                          The Borrower:

                          The address set forth in
                          Schedule 1 hereto

      Section 8.02 Expenses. Borrower shall reimburse CFC for any reasonable costs and out-of-pocket expenses paid or incurred by CFC (including, without limitation, reasonable fees and expenses of outside attorneys, paralegals and consultants) for all actions CFC takes, (a) to enforce the payment of any Obligation or in preparation for such enforcement, (b) to restructure any of the Obligations, (c) to review, approve or grant any consents or waivers hereunder,
(d) to amend or modify this Agreement, and (e) to prepare, negotiate, execute, deliver, amend or modify any other agreements, documents and instruments deemed necessary or appropriate by CFC in connection with any of the foregoing.

The amount of all such expenses identified in this Section 8.02 shall be payable upon demand, and if not paid, shall accrue interest at the Default Rate.

      Section 8.03 Late Payments. If payment of any amount due hereunder is not received at CFC's office in Herndon, Virginia or such other location as CFC may designate to the Borrower, within five (5) Business Days after the due date thereof, the Borrower will pay to CFC, in addition to all other amounts due under the terms of the Loan Documents, any late payment charge as may be fixed by CFC from time to time pursuant to its policies of general application as in effect from time to time.

      Section 8.04. Non-Business Day Payments. If any payment to be made by the Borrower hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.

      Section 8.05 Filing Fees. To the extent permitted by law, the Borrower agrees to pay all expenses of CFC (including the reasonable fees and expenses of its counsel) in connection with the filing, registration, recordation or perfection of any instruments as may be required by CFC in connection with this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to execution, filing, registration, recordation or perfection of any document or instrument in connection herewith. The Borrower agrees to save harmless and indemnify CFC from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by CFC in connection with this Agreement. The provisions of this subsection shall survive the execution and delivery of this Agreement and the payment of all other amounts due hereunder.

      Section 8.06 CFC Accounts. Borrower agrees that the records of, and all computations by, CFC (in whatever media they are recorded or maintained) as to the amount of principal, interest and fees due on the Line of Credit shall be presumptive evidence in the absence of manifest error.

      Section 8.07 Waiver; Modification. No failure on the part of CFC to exercise, and no delay in exercising, any right or power hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise by CFC of any right hereunder, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement or the other Loan Documents and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing by the party granting such modification, waiver or consent, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      SECTION 8.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

      (A) THE PERFORMANCE AND CONSTRUCTION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

      (B) THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM,

      (C) THE BORROWER AND CFC EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 8.09 INDEMNIFICATION. THE BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS, AND DEFEND CFC AND ITS MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS AND REPRESENTATIVES (EACH AN "INDEMNITEE") FOR, FROM, AND AGAINST ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COSTS AND EXPENSES OF LITIGATION AND REASONABLE ATTORNEYS' FEES) ARISING FROM ANY CLAIM OR DEMAND IN RESPECT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ARISING AT ANY TIME, WHETHER BEFORE OR AFTER PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN FULL, EXCEPTING ANY SUCH MATTERS ARISING SOLELY FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF CFC OR ANY INDEMNITEE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN SECTION 8.11 HEREOF, THE OBLIGATIONS IMPOSED UPON THE BORROWER BY THIS SECTION SHALL SURVIVE THE REPAYMENT OF THE LINE OF CREDIT AND THE TERMINATION OF THIS AGREEMENT.

      Section 8.10 Complete Agreement. This Agreement, together with the schedules to this Agreement and the other Loan Documents, and the other agreements and matters referred to herein or by their terms referring hereto, is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement. In the event of any conflict in the terms and provisions of this Agreement and any other Loan Documents, the terms and provisions of this Agreement shall control.

      Section 8.11 Survival; Successors and Assigns. All covenants, agreements, representations and warranties of the Borrower which are contained in this Agreement shall survive the execution and delivery to CFC of the Loan Documents and the making of the Advances hereunder and shall continue in full force and effect until all of the obligations under the Loan Documents have been paid in full. All covenants, agreements, representations and warranties of the Borrower which are contained in this Agreement shall inure to the benefit of the successors and assigns of CFC. The Borrower shall not have the right to assign its rights or obligations under this Agreement.

      Section 8.12 Use of Terms. The use of the singular herein shall also refer to the plural, and vice versa.

      Section 8.13 Headings. The headings and sub-headings contained in this Agreement are intended to be used for convenience only and do not constitute part of this Agreement.

      Section 8.14 Severability. If any term, provision or condition, or any part thereof, of this Agreement or the other Loan Documents shall for any reason be found or held invalid or unenforceable by any governmental agency or court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement and the other Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

      Section 8.15 Binding Effect. This Agreement shall become effective when it shall have been executed by both Borrower and CFC and thereafter shall be binding upon and inure to the benefit of Borrower and CFC and their respective successors and assigns.

      Section 8.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

      Section 8.17 Schedule 1. Schedule 1 attached hereto is an integral part of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            CHUGACH ELECTRIC ASSOCIATION, INC.

(SEAL)
                                            By: /s/ Michael R. Cunningham
                                               ---------------------------------
                                            Title: C.F.O

 Attest:    /s/ Alex Gimarc
        -----------------------------
              Secretary

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                            FINANCE CORPORATION

 (SEAL)
                                            By:  MARIANNE L DUSOID
                                               ---------------------------------
                                                  Assistant Secretary-Treasurer

                                                MARIANNE L DUSOLD

 Attest:    KERRY ROLLINS
        -----------------------------
            Assistant Secretary-Treasurer

           KERRY ROLLINS

                  Effective Date: October 14, 2007 (to be filled in by CFC)

                                  Loan Number: AK008-R-5102

                                   SCHEDULE 1

1. The purpose of this Line of Credit is to provide funds for the Borrower's general corporate use, consistent with the Borrower's articles of incorporation, bylaws and applicable federal, state and local laws and regulations.

2.    The CFC Commitment shall mean $50,000,000.00.

3.    Maturity  Date shall mean the date sixty (60)  months  from the  Effective
      Date.

4. The date of the Borrower's balance sheet referred to in Section 2.01.G. is December 31, 2006.

5.    The Governmental Authority referred to in Section 2.01.H. is: None

6.    The special  conditions  referred  to in Section  4.01.F. are as follows:
      None

7.    The special covenants referred to in Section 5.01.I. are as follows:

      (a) Borrower shall not consolidate with, merge, or sell all or substantially all of its business or assets, or enter into an agreement for such consolidation, merger or sale, to another entity or person unless such action is either approved, as is evidenced by the prior written consent of CFC, or the purchaser, successor or resulting corporation is or becomes a member in good standing of CFC and assumes the due and punctual performance of the covenants contained in this Agreement; and

      (b)   Borrower shall maintain an Average TIER of not less than l.10.

8.    The address for notices to the Borrower referred to in Section 8.01 is P.
      O. Box 196300, Anchorage, Alaska 99519-6300, Attention: President/CEO,
      Fax: (907) 562-0027.